UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2026

Vivani Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36747	02-0692322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 S. Loop Road

Alameda, California 94502

(Address of principal executive offices, including zip code)

(415) 506-8462

(Telephone number, including area code, of agent for service)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VANI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement

Vivani Medical, Inc. (the “Company”) entered into a Share Purchase Agreement, dated January 25, 2026 (the “Purchase Agreement”), with an entity affiliated with Gregg Williams, Chairman of the Company’s board of directors (the “Purchaser”) for the purchase of an aggregate of 1,351,351 shares of common stock, par value of $0.0001 per share (“Common Stock”) of the Company at a purchase price of $1.48 per share (the “Private Placement Shares”), the last reported sale price of the Common Stock on January 23, 2026. This private placement of Common Stock resulted in gross proceeds of approximately $2.0 million to the Company. No warrants or discounts were provided and no placement agent or investment banking fees were incurred in connection with the private placement.

The Private Placement Shares will be issued pursuant to an exemption from registration under Rule 506 of Regulation D, which is promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on this exemption from registration based in part on representations made by the Purchaser.

The above description of principal terms of the Purchase Agreement is qualified in its entirety by reference to that agreement attached hereto as Exhibit 10.1.

Registered Direct Offering

Concurrent with the private placement, the Company also entered into a Placement Agency Agreement, dated January 25, 2026 (the “Placement Agency Agreement”) with ThinkEquity LLC (the “Agent”) relating to the sale by the Company of 1,689,200 shares of the Company’s Common Stock (the “Registered Shares”) in a registered direct offering (the “Registered Offering”).

The gross proceeds from the Registered Offering will be approximately $2.5 million, before placement agent fees and other estimated offering expenses. The Registered Offering is being made pursuant to the shelf registration statement on Form S-3 (File No. 333-278869) previously filed by the Company with the Securities and Exchange Commission (the “SEC”). The Registered Offering is made only by means of a prospectus forming a part of the effective registration statement and a prospectus supplement relating to the Registered Offering.

In connection with the Registered Offering, the Company's directors and officers have entered into lock-up agreements with the Agent pursuant to which each of them has agreed not to, for a period of 60 days from the closing of the Registered Offering, offer, sell, transfer or otherwise dispose of the Company's securities, subject to certain exceptions.

In connection with the Placement Agency Agreement, the Company agreed to pay the Agent an aggregate cash fee of 7.0% of the aggregate proceeds raised from the sale and issuance of the shares of Common Stock. Pursuant to the Placement Agency Agreement, the Company also agreed to reimburse the Agent for up to $125,000 for its legal and total reimbursable expenses.

The Placement Agency Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K. The foregoing description of the respective terms of the Placement Agency Agreement are not intended to be complete and is qualified in its entirety by reference to each such exhibit. A copy of the opinion of Goodwin Procter LLP relating to the legality of the issuance and sale of the shares in the Registered Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the private placement described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02 in its entirety, the Company has agreed to sell the Private Placement Shares to “accredited investors,” as that term is defined in the Securities Act, in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Purchaser represented that they are acquiring the Shares for investment only and not with a view towards, or for, resale in connection with, the public sale or distribution thereof. Accordingly, the Private Placement Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 7.01 Regulation FD Disclosure

On January 25, 2026, the Company issued a press release titled “Vivani Medical, Inc. Announces Pricing of Common Stock Offering.” The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in this Current Report on Form 8-K under Item 7.01, including the attached Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, shall not be incorporated by reference into any filing under the Securities Act, or any filing under the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1*	Opinion of Goodwin Procter LLP.
10.1*	Share Purchase Agreement, dated as of January 25, 2026.
10.2*	Placement Agency Agreement dated January 25, 2026.
23.1*	Consent of Goodwin Procter LLP (included in Exhibit 5.1).
99.1	Press Release issued January 25, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIVANI MEDICAL, INC.

Date: January 27, 2026	By:	/s/ Donald Dwyer
	Name:	Donald Dwyer
	Title:	Chief Business Officer